UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 7, 2021

ARYA SCIENCES ACQUISITION CORP III
(Exact name of registrant as specified in its charter)

Cayman Islands	001-39434	98-1541723
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

51 Astor Place, 10th Floor New York, NY	10003
(Address of principal executive offices)	(Zip Code)

(212) 284-2300
Registrant’s telephone number, including area code
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Ordinary Shares, par value $0.0001 per Share	ARYA	The Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01          Entry Into A Material Definitive Agreement.

Business Combination Agreement

On February 7, 2021, ARYA Sciences Acquisition Corp III, a Cayman Islands exempted company (“ARYA”), entered into a Business Combination Agreement (as it may be amended, supplemented or otherwise modified from time to time, the “Business Combination Agreement”), by and among ARYA, Mako Merger Sub, Inc., a Delaware corporation (“Merger Sub”), and Nautilus Biotechnology, Inc., a Delaware corporation (“Nautilus”).

The Business Combination Agreement and the transactions contemplated thereby were approved by the boards of directors of each of ARYA and Nautilus.

The Business Combination

The Business Combination Agreement provides for, among other things, the following transactions: (i) Nautilus will changes its name to “Nautilus Subsidiary, Inc.” (or another name mutually agreed to by ARYA and Nautilus); (ii) ARYA will become a Delaware corporation (the “Domestication”) and, in connection with the Domestication, (A) ARYA’s name will be changed to “Nautilus Biotechnology, Inc.” (“New Nautilus”) and (B) each outstanding Class A ordinary share of ARYA and each outstanding Class B ordinary share of ARYA will become one share of common stock of New Nautilus (the “New Nautilus Common Stock”); and (iii) following the Domestication, Merger Sub will merge with and into Nautilus, with Nautilus as the surviving company in the merger and, after giving effect to such merger, continuing as a wholly-owned subsidiary of New Nautilus (the “Merger”).

The Domestication, the Merger and the other transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

The Business Combination is expected to close in the second quarter of 2021, following the receipt of the required approval by ARYA’s shareholders and the fulfillment of other customary closing conditions.

Business Combination Consideration

In accordance with the terms and subject to the conditions of the Business Combination Agreement, outstanding shares  of Nautilus (other than treasury shares and any Company Dissenting Shares (as defined in the Business Combination Agreement) will be exchanged for shares of New Nautilus Common Stock and outstanding Nautilus options to purchase shares of Nautilus (whether vested or unvested) will be exchanged for comparable options to purchase New Nautilus Common Stock, in each case, based on an implied Nautilus equity value of $900 million.

Representations and Warranties; Covenants

The Business Combination Agreement contains representations, warranties and covenants of each of the parties thereto that are customary for transactions of this type. ARYA has also agreed to take all action as may be necessary or reasonably appropriate such that, as of the effective time of the Business Combination, the ARYA board of directors will consist of nine directors, which shall be divided into three classes and be comprised of seven individuals determined by Nautilus prior to the effectiveness of the Registration Statement, one individual determined by ARYA Sponsor prior to the effectiveness of the Registration Statement and one director that may designated by Nautilus and that is reasonably acceptable to ARYA Sciences Holdings III (“ARYA Sponsor”) prior to the effectiveness of the Registration Statement (provided that if no individual is designated as of such time, then such director seat shall be vacant following the effective time of the merger until an individual is elected or appointed to such directorship in accordance with the New Nautilus governing documents). In addition, ARYA has agreed to adopt an equity incentive plan and employee stock purchase plan, as described in the Business Combination Agreement.

Conditions to Each Party’s Obligations

The obligation of ARYA and Nautilus to consummate the Business Combination is subject to certain closing conditions, including, but not limited to, (i) the expiration or termination of the applicable waiting period under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, (ii) the absence of any order, law or other legal restraint or prohibition issued by any court of competent jurisdiction or other governmental entity of competent jurisdiction enjoining or prohibiting the consummation of the Domestication or the Merger, (iii) the effectiveness of the Registration Statement on Form S-4 (the “Registration Statement”) in accordance with the provisions of the Securities Act registering the ARYA Common Stock to be issued in the Merger and the Domestication, (iv) the required approvals of ARYA’s shareholders, (v) the approval of Nautilus’s shareholders, (iv) ARYA having at least $5,000,001 of net tangible assets (as determined in accordance with Rule 3a51-1(g)(1) of the Securities Exchange Act of 1934, as amended) remaining after the closing of the Business Combination, and (vii) the approval by Nasdaq of ARYA’s initial listing application in connection with the Business Combination.

In addition, the obligation of Nautilus to consummate the Business Combination is subject to the fulfillment of other closing conditions, including, but not limited to, (i) the aggregate cash proceeds from ARYA’s trust account, together with the proceeds from the PIPE Financing (as defined below), equaling no less than $250,000,000 (after deducting any amounts paid to ARYA shareholders that exercise their redemption rights in connection with the Business Combination and net of ARYA’s unpaid transaction expenses and ARYA’s unpaid liabilities), and (ii) the consummation of the Domestication.

Termination

The Business Combination Agreement may be terminated under certain customary and limited circumstances prior to the closing of the Business Combination, including, but not limited to, (i) by mutual written consent of ARYA and Nautilus, (ii) by ARYA if the representations and warranties of Nautilus are not true and correct or if Nautilus fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iii) termination by Nautilus if the representations and warranties of ARYA or Merger Sub (the “ARYA Parties”)  are not true and correct or if any ARYA Party fails to perform any covenant or agreement set forth in the Business Combination Agreement such that certain conditions to closing cannot be satisfied and the breach or breaches of such representations or warranties or the failure to perform such covenant or agreement, as applicable, are not cured or cannot be cured within certain specified time periods, (iv) subject to certain limited exceptions, by either ARYA or Nautilus if the Business Combination is not consummated by 11:59 P.M. (pacific time) on August 6, 2021, (v) by either ARYA or Nautilus if certain required approvals are not obtained from ARYA shareholders after the conclusion of a meeting of ARYA’s shareholders held for such purpose at which such shareholders voted on such approvals, (vi) either ARYA or Nautilus, if any governmental entity of competent jurisdiction shall have issued an order permanently enjoining or prohibiting the Merger or the Domestication and such order shall have become final and nonappealable, and (vii) termination by ARYA if Nautilus has not delivered to ARYA a written consent of the Nautilus shareholders approving the Business Combination and the transactions contemplated thereby (including the Merger) within five business days of the Registration Statement being declared effective under the Securities Act of 1933, as amended (the “Securities Act”).

If the Business Combination Agreement is validly terminated, none of the parties to the Business Combination Agreement will have any liability or any further obligation under the Business Combination Agreement, except in the case of Willful Breach or Fraud (each, as defined in the Business Combination Agreement) and for customary obligations that survive the termination thereof (such as confidentiality obligations).

A copy of the Business Combination Agreement is filed with this Current Report on Form 8-K as Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Business Combination Agreement is qualified in its entirety by reference thereto. The Business Combination Agreement contains representations, warranties and covenants that the respective parties made to each other as of the date of the Business Combination Agreement or other specific dates, as specified therein. The assertions embodied in those representations, warranties and covenants were made for purposes of the contract among the respective parties and are subject to important qualifications and limitations agreed to by the parties in connection with negotiating such agreement. The representations, warranties and covenants in the Business Combination Agreement are also modified in important part by the underlying disclosure schedules which are not filed publicly and which are subject to a contractual standard of materiality different from that generally applicable to shareholders and were used for the purpose of allocating risk among the parties rather than establishing matters as facts. ARYA does not believe that these schedules contain information that is material to an investment decision.

Sponsor Letter Agreement

Concurrently with the execution of the Business Combination Agreement, ARYA, ARYA Sciences Holdings III, a Cayman Islands exempted limited company (the “Sponsor”), and each other holder of Class B ordinary shares of ARYA (the “Other Class B Shareholders”) and Nautilus entered into the Sponsor Letter Agreement (the “Sponsor Letter Agreement”), pursuant to which the Sponsor and the Other Class B Shareholders, among other things, (i) vote in favor of each of the transaction proposals to be voted upon at the meeting of ARYA shareholders, including approval of the Business Combination Agreement and the transactions contemplated thereby (including the Merger) and (ii) waive any adjustment to the conversion ratio set forth in the governing documents of ARYA or any other anti-dilution or similar protection with respect to the Class B ordinary shares (whether resulting from the transactions contemplated by the Subscription Agreements (as defined below) or otherwise); and (iii) be bound by certain transfer restrictions with respect to his, her or its shares in ARYA prior to the closing of the Business Combination, in each case, on the terms and subject to the conditions set forth in the Sponsor Letter Agreement.

A copy of the Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Sponsor Letter Agreement is qualified in its entirety by reference thereto.

PIPE Financing (Private Placement)

Concurrently with the execution of the Business Combination Agreement, ARYA entered into subscription agreements (the “Subscription Agreements”) with certain investors, including, among others, Perceptive Life Sciences Master Fund Ltd., a fund managed by Perceptive Advisors, an affiliate of the Sponsor, as well as certain equity holders of Nautilus and additional third party investors. Pursuant to the Subscription Agreements, each investor agreed to subscribe for and purchase, and ARYA agreed to issue and sell to such investors, on the Closing Date (as defined in the Business Combination Agreement) immediately prior to the Closing (as defined in the Business Combination Agreement), an aggregate of 20,000,000 shares of ARYA Common Stock for a purchase price of $10.00 per share, for aggregate gross proceeds of $200,000,000 (the “PIPE Financing”).

The closing of the PIPE Financing is contingent upon, among other things, the substantially concurrent consummation of the Business Combination. The Subscription Agreements provide that ARYA will grant the investors in the PIPE Financing certain customary registration rights.

A copy of the form of Subscription Agreement is filed with this Current Report on Form 8-K as Exhibit 10.3 and is incorporated herein by reference, and the foregoing description of the Subscription Agreements is qualified in its entirety by reference thereto.

Transaction Support Agreements

Within 24 hours of the signing of the Business Combination Agreement, certain directors, officers and stockholders of Nautilus entered into a Transaction Support Agreement (collectively, the “Transaction Support Agreements”) with ARYA, pursuant to which such parties have agreed to, among other things, (i) support and vote in favor of the Business Combination Agreement and the transactions contemplated thereby (including the Merger), and (ii) be bound by certain other covenants and agreements related to the Business Combination, including a restriction on transfers with respect to his, her or its shares in Nautilus prior to the closing of the Business Combination.

A copy of the form of Transaction Support Agreement is filed with this Current Report on Form 8-K as Exhibit C to Exhibit 2.1 and is incorporated herein by reference, and the foregoing description of the Transaction Support Agreements is qualified in its entirety by reference thereto.

Amended and Restated Registration Rights and Lock-Up Agreement

Concurrently with the execution of the Business Combination Agreement, ARYA, the Perceptive Shareholders, the Other Class B Shareholders and certain Nautilus shareholders entered into an amended and restated registration rights and lock-up agreement (the “A&R Registration Rights and Lock-Up Agreement”) pursuant to which, among other things, the Perceptive Shareholders (as defined in the Business Combination Agreement), the Other Class B Shareholders (as defined in the Business Combination Agreement) and the certain Nautilus shareholders agreed not to effect any sale or distribution of ARYA equity securities during the lock-up period described therein and will be granted certain customary registration rights, in each case subject to, and conditioned upon and effective as of, the effective time of the Merger.

A copy of the A&R Registration Rights and Lock-Up Agreement is filed with this Current Report on Form 8-K as Exhibit 10.2 and is incorporated herein by reference, and the foregoing description of the A&R Registration Rights and Lock-Up Agreement is qualified in its entirety by reference thereto.

Item 3.02          Unregistered Sales of Equity Securities.

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K is incorporated by reference herein. The shares of ARYA Common Stock to be offered and sold in connection with the PIPE Financing have not been registered under the Securities Act in reliance upon the exemption provided in Section 4(a)(2) thereof.

Item 7.01          Regulation FD Disclosure.

On February 8, 2021, ARYA and Nautilus issued a press release announcing their entry into the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Furnished as Exhibits 99.2 and 99.3 hereto and incorporated into this Item 7.01 by reference is the investor presentation that ARYA and Nautilus have prepared for use in connection with the announcement of the Business Combination and a transcript of the investor presentation.

Furnished as Exhibit 99.4 hereto and incorporated into this Item 7.01 by reference is the transcript of a conversation between Nick Nelsen, Senior Vice President and Chief Business Officer at Nautilus and Dr. Josh LaBaer, a key opinion leader and executive director of the Biodesign Institute at ASU.

Furnished as Exhibit 99.5 hereto and incorporated into this Item 7.01 by reference is an email that Sujal Patel has sent to Nautilus employees about the proposed Business Combination with ARYA.

Furnished as Exhibit 99.6 hereto and incorporated into this Item 7.01 by reference are presentation materials provided to Nautilus employees about the proposed Business Combination with ARYA.

The foregoing (including Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6) is being furnished pursuant to Item 7.01 and will not be deemed to be filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise be subject to the liabilities of that section, nor will it be deemed to be incorporated by reference in any filing under the Securities Act or the Exchange Act.

Additional Information

In connection with the Business Combination, ARYA intends to file with the U.S. Securities and Exchange Commission’s (“SEC”) a Registration Statement, which will include a preliminary prospectus and preliminary proxy statement. ARYA will mail a definitive proxy statement/final prospectus and other relevant documents to its shareholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that ARYA will send to its shareholders in connection with the Business Combination. Investors and security holders of ARYA are advised to read, when available, the proxy statement/prospectus in connection with ARYA’s solicitation of proxies for its extraordinary general meeting of shareholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to shareholders of ARYA as of a record date to be established for voting on the Business Combination. Shareholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 51 Astor Place, 10th Floor, New York, New York 10003.

Participants in the Solicitation

ARYA, Nautilus and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of ARYA’s shareholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of ARYA’s directors and officers in ARYA’s filings with the SEC, including the Registration Statement to be filed with the SEC by ARYA, which will include the proxy statement of ARYA for the Business Combination, and such information and names of Nautilus’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by ARYA, which will include the proxy statement of ARYA for the Business Combination.

Forward Looking Statements

Certain statements made herein are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding future events, the Business Combination between ARYA and Nautilus, the estimated or anticipated future results and benefits of the combined company following the Business Combination, including the likelihood and ability of the parties to successfully consummate the Business Combination, future opportunities for the combined company, and other statements that are not historical facts. These statements are based on the current expectations of ARYA’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on, by any investor as a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Arya and Nautilus. These statements are subject to a number of risks and uncertainties regarding ARYA’s businesses and the Business Combination, and actual results may differ materially. These risks and uncertainties include, but are not limited to, general economic, political and business conditions; the inability of the parties to consummate the Business Combination or the occurrence of any event, change or other circumstances that could give rise to the termination of the Business Combination Agreement; the outcome of any legal proceedings that may be instituted against the parties following the announcement of the Business Combination; the receipt of an unsolicited offer from another party for an alternative business transaction that could interfere with the Business Combination; the risk that the approval of the shareholders of ARYA or Nautilus for the potential transaction is not obtained; failure to realize the anticipated benefits of the Business Combination, including as a result of a delay in consummating the potential transaction or difficulty in integrating the businesses of ARYA and Nautilus; the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; the ability of the combined company to grow and manage growth profitably and retain its key employees; the amount of redemption requests made by ARYA’s shareholders; the inability to obtain or maintain the listing of the post-acquisition company’s securities on Nasdaq following the Business Combination; costs related to the Business Combination; and those factors discussed in ARYA’s final prospectus relating to its initial public offering, dated August 6, 2020, and other filings with the SEC. There may be additional risks that ARYA presently does not know or that ARYA currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements provide ARYA’s expectations, plans or forecasts of future events and views as of the date of this communication. ARYA anticipates that subsequent events and developments will cause ARYA’s assessments to change. However, while ARYA may elect to update these forward-looking statements at some point in the future, ARYA specifically disclaims any obligation to do so. These forward-looking statements should not be relied upon as representing ARYA’s assessments as of any date subsequent to the date of this communication. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Item 9.01          Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1†	Business Combination Agreement, dated as of February 7, 2021, by and among ARYA Sciences Acquisition Corp III, Mako Merger Sub and Nautilus Biotechnology, Inc.
10.1
Sponsor Letter Agreement, dated as of February 7, 2021, by and among ARYA Sciences Holdings III, certain other holders set forth on Schedule I thereto, ARYA Sciences Acquisition Corp III and Nautilus Biotechnology, Inc.

10.2
Amended and Restated Registration Rights and Lock-Up Agreement, dated February 7, 2021, by and among ARYA Sciences Acquisition Corp III, ARYA Sciences Holdings III and certain other holders set forth on Schedule A thereto.

10.3	Form of Subscription Agreement.
10.4	Form of Transaction Support Agreement (included as Exhibit C to Exhibit 2.1 hereto).
99.1	Press Release, dated February 8, 2021.
99.2	Investor Presentation, dated February 2021.
99.3	Transcript of Conference Call, dated February 8, 2021.
99.4	Transcript of Interview with Dr. Josh LaBaer.
99.5	Nautilus Employee Email, dated February 8, 2021.
99.6	Nautilus Employee Presentation Materials, dated February 8, 2021.

†
Certain of the exhibits and schedules to this exhibit have been omitted in accordance with Regulation S-K Item 601(b)(2). The Registrant agrees to furnish supplementally a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 8, 2021	ARYA SCIENCES ACQUISITION CORP III

	By:	/s/ Adam Stone
	Name:	Adam Stone
	Title:	Chief Executive Officer